SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 26, 2005

                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-31889                   65-0393635
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

     201 Main Street, Suite 1175, Forth Worth, Texas 76102         76102
            (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (817) 348-8717

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

      (i) Effective January 26, 2005, BDO Seidman, LLP resigned as the independent certified public accountants of Vertical Computer Systems, Inc. (the "Registrant"). BDO Seidman, LLP's resignation letter is dated January 21, 2005, however, the resignation became effective upon the Registrant receiving this letter on January 26, 2005.

      (ii) BDO Seidman, LLP's report on the Registrant's financial statements for either of the two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to audit scope or accounting principles. However, BDO Seidman, LLP's report did include a paragraph regarding the Registrant's ability to continue as a going concern for either of these two fiscal years.

      (iii) The decision to change accountants was not recommended or approved by the board of directors of the Registrant or the audit committee of the board of directors of the Registrant, as BDO Seidman, LLP resigned. On a going forward basis, the Registrant's board of directors will recommend and approve the engagement of any new accountant.

      (iv) During the Registrant's two most fiscal years (the years ended December 31, 2003 and 2002) and subsequent interim periods (from January 1, 2004 through the date of BDO Seidman, LLP's resignation), there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO Seidman, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the Registrant's two most fiscal years (the years ended December 31, 2003 and 2002) and subsequent interim periods (from January 1, 2004 through the date of BDO Seidman, LLP's resignation), BDO Seidman, LLP did not advise the Registrant of any of the matters identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description

Exhibit         Description                                   Location

Exhibit 99.1    Consent Letter dated February 4, 2005         Provided herewith
                from BDO Seidman, LLP

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 4, 2005           VERTICAL COMPUTER SYSTEMS, INC.

                                    By:      /s/ Richard Wade
                                    Name:   Richard Wade
                                    Title: President and Chief Executive Officer